TRIBUTARY INCOME FUND

Supplement to the Prospectus dated July 31, 2007

Supplement dated August 28, 2007

The Fund is no longer accepting purchase orders for its shares and it will close effective as of August 30, 2007. The closing date has been changed from Friday August 31, 2007 to Thursday August 30, 2007, in order to facilitate delivery of redemption proceeds to shareholders more quickly. Any shareholders that have not redeemed their shares prior to August 30, 2007 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated July 31, 2007, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 330-1438.